SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2012

Superior Venture Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-35316	27-2450645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 220 – 2 Old Brompton Road South Kensington, London UK	SW7 3DQ
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 207 543 7720

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into A Material Definitive Agreement

On November 30, 2012, our wholly owned subsidiary, Ilustrato Pictures Ltd., a British Columbia corporation (“Ilustrato BC”), entered into a Purchase Agreement (the “Agreement”) with our wholly owned subsidiary, Ilustrato Pictures Limited, a Hong Kong corporation (“Ilustrato HK”). Pursuant to the Agreement, Ilustrato BC transferred all of its assets and liabilities to Ilustrato HK. The transfer of assets and liabilities from Ilustrato BC to Ilustrato HK was effectuated to relocate our principal operating subsidiary from British Columbia to China, where we intent to conduct our business operations.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1 Purchase Agreement, dated November 30, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superior Venture Corp.

/s/ Brian Hammond

Brian Hammond
Chief Executive Officer

Date: November 30, 2012

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